                                                                    EXHIBIT 99.3


                            U.S. MONOLITHICS, L.L.C.
                                  BALANCE SHEET
                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

ASSETS

Current assets:
  Cash and cash equivalents                                         $   769,373
  Accounts receivable, net                                              127,515
                                                                    -----------
     Total current assets                                               896,888
Property and equipment, net                                           1,592,708
Other assets                                                             22,747
                                                                    -----------
          Total assets                                              $ 2,512,343
                                                                    ===========


LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
  Accounts payable                                                  $   204,242
  Accrued liabilities                                                   455,751
  Note payable                                                          500,000
  Current portion of capital leases                                     449,804
                                                                    -----------
     Total current liabilities                                        1,609,797
Obligations under capital leases                                        401,107
                                                                    -----------
     Total liabilities                                                2,010,904

     Members' equity                                                    501,439
                                                                    -----------
               Total liabilities and members' equity                $ 2,512,343
                                                                    ===========
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                            U.S. MONOLITHICS, L.L.C.
                                INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                   (UNAUDITED)

      Revenue                                                $   700,622

      General and administrative expenses                      4,135,911
                                                             -----------

      Operating (loss)                                        (3,435,289)

      Interest income                                             64,160
      Interest expense                                           (79,892)
                                                             -----------

      Net income (loss)                                      $(3,451,021)
                                                             ===========

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                            U.S. MONOLITHICS, L.L.C.
                             STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                   (UNAUDITED)

Cash flows from operating activities:

  Net (loss)                                                        $(3,451,021)
  Adjustments to reconcile net (loss)
    to net cash used in operating activities:
    Depreciation                                                        324,673
  Increase (decrease) in cash resulting from changes in:

    Accounts receivable                                                 (59,372)
    Other current assets                                                 28,818
    Other assets                                                        (22,747)
    Accounts payable                                                    114,910
    Accrued liabilities                                                 298,720
                                                                    -----------
     Net cash (used in) operating activities                         (2,766,019)
                                                                    -----------

Cash flows from investing activities:

  Purchases of property and equipment                                  (163,158)
                                                                    -----------
     Net cash used in investing activities                             (163,158)
                                                                    -----------

Cash flows from financing activities:

  Payments on obligations under capital leases                         (312,782)
  Borrowings  under short-term debt                                     500,000
                                                                    -----------
     Net cash provided by financing activities                          187,218
                                                                    -----------
Net (decrease) in cash and cash equivalents                          (2,741,959)
Cash and cash equivalents at beginning of period                      3,511,332
                                                                    -----------
Cash and cash equivalents at end of period                          $   769,373
                                                                    ===========
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